Commitments, Contingent Liabilities and Other Matters	12 Months Ended
Dec. 31, 2017
Commitments, Contingent Liabilities and Other Matters
Commitments, Contingent Liabilities and Other Matters

(17) Commitments, Contingent Liabilities and Other Matters

The Company leases portions of its banking premises and equipment under operating leases. Total rental expense for the years ended December 31, 2017, 2016 and 2015 were approximately  $5,258,000,  $5,870,000 and $6,200,000, respectively. Future minimum lease payments due under non‑cancellable operating leases at December 31, 2017 were as follows:

Fiscal year ending:

Total
(in thousands)
2018	$3,563
2019	3,376
2020	3,087
2021	2,037
2022	494
Thereafter	180
Total	$12,737

It is expected that certain leases will be renewed, as these leases expire. Aggregate future minimum rentals to be received under non‑cancellable sub‑leases greater than one year at December 31, 2017 were $92,416,000.

Cash of approximately $116,129,000 and $111,353,000 at December 31, 2017 and 2016, respectively, was maintained to satisfy regulatory reserve requirements.

The Company is involved in various legal proceedings that are in various stages of litigation. The Company has determined, based on discussions with its counsel that any material loss in such actions, individually or in the aggregate, is remote or the damages sought, even if fully recovered, would not be considered material to the consolidated statements of condition and related statements of income, comprehensive income, shareholders’ equity and cash flows of the Company. However, many of these matters are in various stages of proceedings and further developments could cause management to revise its assessment of these matters.